UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2026

Fulcrum Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38978	47-4839948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Landsdowne Street
Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 651-8851

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FULC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 7, 2026, Fulcrum Therapeutics, Inc., or Fulcrum, and Slate Medicines, Inc., or Slate, entered into an asset purchase agreement providing for the sale of Fulcrum’s early-stage fetal hemoglobin, or HbF, assets to an unaffiliated third-party pharmaceutical company for approximately $7.0 million in cash.

The closing of the early-stage HbF assets sale is contingent upon consummation of the proposed merger pursuant to that certain Merger Agreement dated August 16, 2026, by and among Fulcrum, Fusion Merger Sub I, Fusion Merger Sub II and Slate, or the Merger Agreement (or in the event the Merger Agreement is terminated, upon receipt of any necessary approvals). Fulcrum expects that the proceeds from the asset sale will be funded into escrow prior to the closing of the proposed merger and will be credited to Fulcrum’s net cash for purposes of the Merger Agreement and increase the amount of cash dividend expected to be declared in connection with the proposed merger.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the proposed early stage HbF asset disposition and the proposed merger involving Fulcrum and Slate, including the conditions to, and timing of, closing of the proposed merger, the potential of Fulcrum stockholders to receive cash distributions (including the amount thereof), the parties’ ability to consummate the proposed merger, and the expected timing of closing and completion of the early stage HbF asset disposition and the merger.

Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation, risks with respect to: (i) the timely satisfaction of the conditions to the closing of the proposed merger, including the failure to timely or at all obtain stockholder approval for the proposed merger or the failure to timely or at all obtain any required regulatory clearances, and the ability to consummate the early stage HbF asset disposition; (ii) uncertainties as to the timing of and the ability of each of Fulcrum and Slate to consummate the proposed merger; (iii) the ability of Fulcrum and Slate to integrate their businesses successfully and to achieve anticipated synergies; (iv) the possibility that other anticipated benefits of the proposed merger will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the combined company’s operations, and the anticipated tax treatment of the combination; (v) potential litigation relating to the proposed merger that could be instituted against Fulcrum, Slate or their respective directors; (vi) possible disruptions from the proposed merger that could harm Fulcrum’s and/or Slate’s respective businesses; (vii) the ability of Slate to retain, attract and hire key personnel; (viii) potential adverse reactions or changes to relationships with employees, suppliers or other parties resulting from the announcement or completion of the proposed merger; (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed merger that could affect Fulcrum’s or Slate’s financial performance; (x) certain restrictions during the pendency of the proposed merger that may impact Fulcrum’s or Slate’s ability to pursue certain business opportunities or strategic transactions; (xi) the combined company’s need for additional funding, which may not be available on favorable terms or at all; (xii) potential failure to identify additional product candidates and develop or commercialize marketable products; (xiii) the early stage of the combined company’s development efforts; (xiv) potential unforeseen events during clinical trials could cause delays or other adverse consequences; (xv) risks relating to the regulatory approval process; (xvi) interim, topline and preliminary data may change as more patient data become available, and are subject to audit and verification procedures that could result in material changes in the final data; (xvii) the combined company’s product candidates may cause serious adverse side effects; (xviii) inability to maintain existing or future collaborations, or the failure of these collaborations; (xix) the combined company’s reliance on third parties, including for the manufacture of materials for research programs, preclinical and clinical studies; (xx) failure to obtain U.S. or international marketing approval; (xxi) ongoing regulatory obligations; effects of significant competition; (xxii) unfavorable pricing regulations, third-party reimbursement practices or healthcare reform initiatives; (xxiii) product liability lawsuits; (xxiv) securities class action litigation; (xxv) the impact of general economic conditions on their respective business and operations, including the combined company’s preclinical studies and clinical trials; (xxvi) the possibility of system failures or security breaches; risks relating to intellectual property; (xxvii) significant costs incurred as a result of operating as a public company; (xxviii) the risk that, as a result of adjustments to the exchange ratio, Fulcrum stockholders and Slate stockholders could own less of the combined company than is currently anticipated, including as a result of the determination of Fulcrum’s net cash (and expectations regarding the proceeds for the early stage HbF asset disposition payment and effect on net cash); (xxix) risks related to the market price of Fulcrum’s common stock relative to the value implied by the exchange ratio; (xxx) the risk that the concurrent private placement financing is not consummated; and (xxxi) such other factors as are set forth in Fulcrum’s periodic public filings with the SEC, including but not limited to those described under the heading “Risk Factors” in Fulcrum’s Registration Statement on Form S-4 (333-298075), which became effective on November 4, 2026, or the Registration Statement, and under the caption “Summary Risk Factors” in Fulcrum’s Quarterly Report on Form 10-Q filed today with the Securities and Exchange Commission, or SEC. Fulcrum and Slate can give no assurance that any or all of the conditions to the proposed merger and early stage HbF asset disposition will be satisfied. Except as required by applicable law, Fulcrum and Slate undertake no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication and the information contained herein is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed merger or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS COMMUNICATION IS TRUTHFUL OR COMPLETE.

Additional Information and Where to Find It

This communication is not a substitute for the Registration Statement or for any other document that Fulcrum may file with the SEC in connection with the proposed merger. Fulcrum filed the Registration Statement and a proxy statement/prospectus dated November 4, 2026 under Rule 424(b). FULCRUM URGES INVESTORS AND STOCKHOLDERS TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT FULCRUM, SLATE, THE PROPOSED MERGER AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Fulcrum with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger. In addition, investors and stockholders should note that Fulcrum communicates with investors and the public using its website (ir.fulcrumtx.com).

Participants in the Solicitation

Fulcrum, Slate and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed merger. Information about Fulcrum’s and Slate’s directors and executive officers, including a description of their interests in Fulcrum or Slate, as the case may be, and expected interest in the combined company, is included in the proxy statement/prospectus dated November 4, 2026 filed pursuant to Rule 424(b), and in filings by such individuals on Form 4. These documents can be obtained free of charge from the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULCRUM THERAPEUTICS, INC.

Date: November 12, 2026	By:	/s/ Alex C. Sapir
	Name:	Alex C. Sapir
	Title:	President and Chief Executive Officer